Exhibit 10.1

Document Reference Date: April 12, 2016
Tenant Code: csimmu
Property, Building and Suite I.D.: cs8000 5-300

FIRST AMENDMENT TO LEASE
EXTENDING LEASE TERM
It is hereby agreed by the undersigned that the Lease dated the 13th day of May, 2013, by and between CALABASAS/SORRENTO SQUARE, LLC, a Delaware limited liability company, “Lessor”, and IMMUNOCELLULAR THERAPEUTICS, LTD. a Delaware corporation, “Lessee”, for the Premises commonly known as 23622 Calabasas Road, Suite 300, Calabasas, CA 91302, consisting of approximately 3,431 rentable square feet, including the overhang, shall be extended for a period of One (1) Year commencing September 1, 2016, and ending August 31, 2017.

All other terms and conditions of said Lease are incorporated herein by reference and shall remain in full force and effect during the Lease term, except as follows:

1.    RENT: Lessee agrees to pay to Lessor in advance at such places as may be designated from time to time by Lessor, without deduction or offset, and Lessor agrees to accept as Rent for the Premises, together with such other assessments additions and pass throughs as are described in the Lease, Rent for the Extended Lease Term pursuant to the following schedule:

•	September 1, 2016 through August 31, 2017 = $8,554.00 Per Month

2.     FIXED RENTAL INCREASES: There are no rental increases associated with this Amendment.

3.    SECURITY DEPOSIT INCREASE: Security Deposit shall remain the same.

4.    MONIES DUE UPON COMMENCEMENT:
Rent for 09/01/16 through 09/30/2016 =     $8,554.00
    Security Deposit Increase =     $ 0.00
Total Due Upon Commencement:    $8,554.00

5.    There are no suite improvements nor rent concessions associated with this extension.

6.    Lessee warrants and represents that there are no present and outstanding breaches of Lease by Lessor and that Lessee has no claims or offset of any kind or nature against Lessor.

EXCEPT AS HEREINABOVE AMENDED, the Lease Agreement shall remain unchanged and shall continue in full force and effect.

THIS OFFER AND ANY SUBSEQUENT OFFERS SHALL BE CONSIDERED BINDING ONLY WHEN DOCUMENTS ARE FULLY EXECUTED BY LESSOR AND LESSEE.

Dated this 12th day of April, 2016
Attachments: N/A

LESSOR: LESSEE:

CALABASAS/SORRENTO SQUARE, LLC			IMMUNOCELLULAR THERAPEUTICS, LTD.,
a Delaware limited liability company, By The Ezralow Company, LLC, a Delaware limited			a Delaware corporation

Liability company, dba Mid Valley Management,
Its Managing Agent

By:	/s/ Karen Schwieger	By:	/s/ Andrew Gengos
	Karen Schwieger		Andrew Gengos
Its:	Authorized Agent	Its:	President/CEO
		Date:	May 9, 2016
Date:	May 18, 2016	/s/ David Fractor
		By:	David Fractor
		Its:	Vice President/Finance
		Date:	May 9, 2016